Vanguard High Dividend Yield Index Fund

Summary Prospectus

February 25, 2015

Investor Shares for Participants

Vanguard High Dividend Yield Index Fund Investor Shares (VHDYX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 25, 2015, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yield.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.16%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.18%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE High Dividend Yield Index, which consists of common stocks of companies that pay dividends that generally are higher than average. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard High Dividend Yield Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.43% (quarter ended September 30, 2009), and the lowest return for a quarter was –19.44% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2014

				Since
				Inception
				(Nov. 16,
	1	Year	5 Years	2006)
Vanguard High Dividend Yield Index Fund Investor Shares	13.38%		15.88%	6.98%
FTSE High Dividend Yield Index
(reflects no deduction for fees or expenses)	13.58%		16.13%	7.22%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Fund since its inception in 2006.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard High Dividend Yield Index Fund Investor Shares—Fund Number 623

Vanguard High Dividend Yield Index Fund (the “Fund”) is not in any way sponsored, endorsed, sold, or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE High Dividend Yield Index (the “Index“) (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 623 022015